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                                                                    EXHIBIT 23.3



                         CONSENT OF SPECIAL TAX COUNSEL



     I hereby consent to being named as special tax counsel to RMI "Under Income Tax Considerations" in the Prospectus constituting part of this Registration Statement on Form S-3.



J.T. Mills


April 26, 1996